Business combination and disposal of subsidiaries (Schedule of Allocation of Purchase Price at Date of Acquisition) (Details) ¥ in Thousands, $ in Thousands	Feb. 03, 2015 CNY (¥)	Dec. 31, 2016 CNY (¥)	Dec. 31, 2016 USD ($)	Dec. 31, 2015 CNY (¥)	Dec. 31, 2014 CNY (¥)
Purchase price allocation
Goodwill		¥ 14,300	$ 2,060	¥ 151,638	¥ 300,382
Shanghai Beifu Culture Communication Co Ltd [Member]
Purchase price allocation
Cash consideration	¥ 39,200
Contingent consideration	107,306
Total consideration	146,506
Net assets acquired	31,994
Identifiable intangible assets acquired	12,900
Goodwill	147,388
Deferred tax liabilities	(3,225)
Non-controlling interest	(42,551)
Total	¥ 146,506